SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2003

Neogen Corporation
(Exact name of registrant as specified in its charter)

Michigan	0-17988	38-2367843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

620 Lesher Place
Lansing, Michigan    48912
(Address of principal executive offices including zip code)

(517) 372-9200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits: The following document is included as an exhibit to this report on Fom 8-K:

99.1 Neogen Corporation Press Release Dated January 7, 2003

ITEM 9. REGULATION FD DISCLOSURE

On January 7, 2003, Neogen Corporation issued the Press Release attached as exhibit 99.1 to this form 8-K. This report and the exhibit are furnished, not filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE Neogen Corporation (Registrant)

Date: January 7, 2003	By: /s/ Richard R. Current Richard R. Current Vice President & Chief Financial Officer